UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 25, 2006

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      On April 25, 2006, BB&T’s shareholders approved two amendments to BB&T Corporation’s bylaws. A copy of the amended and restated bylaws is filed herein as exhibit 3(ii) and incorporated by reference. These amendments are both in reference to Article III, Section 2.

     The first amendment eliminates the requirement that divides the Board of Directors into three classes and provides for the class election of directors to three-year terms in office. The amendment, which was approved by shareholders, declassifies the Board of Directors and provides for the future election of all directors on an annual basis beginning at the 2007 Annual Meeting of shareholders.

     The second amendment, which was approved by shareholders, eliminates the requirement that BB&T Corporation’s Board of Directors possess the qualifications required for national bank directors under federal law and regulation.

ITEM 8.01   Other Events

           BB&T held its Annual Meeting of Shareholders on April 25, 2006, to consider and vote on the matters listed below. A total of 412,919,930 of the Company’s shares were present or represented by proxy at the meeting. This represented approximately 77% of the Company’s outstanding shares.

(1)

The proposal to amend Article III, Section 2 of the Company’s bylaws, which eliminates the requirement that divides the Board of Directors into three classes and provides for the class election of directors to three-year terms in office, was approved with 401,413,392 shares voting for, 6,740,644 shares voting against, and 4,765,894 shares abstaining. This amendment declassifies the Board of Directors and provides for the future election of all directors on an annual basis beginning at the 2007 Annual Meeting of shareholders.

(2)

The proposal to amend Article III, Section 2 of the Company’s bylaws, which eliminates the requirement that the Board of Directors possess the qualifications required for national bank directors under federal law and regulation, was approved with 400,086,360 shares voting for, 7,505,897 shares voting against, and 5,327,672 shares abstaining.

(3)	The individuals named below were re-elected to serve as directors of the Corporation for a one-year term expiring in 2007:

Name	Votes Received	Votes Withheld

Jennifer S. Banner	403,769,528	9,150,414
Nelle R. Chilton	392,533,936	20,386,006
L. Vincent Hackley, PhD	403,915,252	9,004,690
Jane P. Helm	405,355,548	7,564,394
James H. Maynard	404,614,202	8,305,740
E. Rhone Sasser	394,771,605	18,148,337

(4)	The proposal to re-approve the Company’s short-term incentive plan was approved, with 394,959,118 shares voting for, 12,487,935 shares voting against, and 5,472,872 shares abstaining.

(5)

The proposal to ratify the reappointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was approved, with 405,355,824 shares voting for, 2,533,177 shares voting against, and 3,789,903 shares abstaining.

ITEM 9.01   Financial Statements and Exhibits

      Bylaws of BB&T Corporation, As Amended and Restated Effective April 25, 2006.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       April 25, 2006